UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2010

ICX TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 001-33793

DELAWARE	#77-0619113
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2100 Crystal Drive, Suite 650, Arlington, VA 22202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 678-2111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Certificate of Incorporation or Bylaws.

On October 5, 2010, ICx Technologies, Inc. (“ICx”) filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware. The Certificate of Amendment reflects the decrease in ICx’s total authorized shares of common stock from forty million, ten thousand (40,010,000) shares to one thousand (1,000) shares, as approved by its sole stockholder, FLIR Systems, Inc., on October 5, 2010. A copy of the Certificate of Amendment to ICx’s Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

3.1	Certificate of Amendment to Certificate of Incorporation of ICx Technologies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on October 12, 2010.

ICX TECHNOLOGIES, INC.
(Registrant)

By:	/s/ Randahl J. Finnessy
Randahl J. Finnessy
Treasurer